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                                                        EXHIBIT 20(c)

                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2000-B Owner Trust
             As of and for the six months ended March 31, 2001

Principal Distributions
Class A1                                       312,441,122.12
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                     312,441,112.12

Interest Distributions
Class A1                                         7,437,056.61
Class A2                                        14,800,500.00
Class A3                                        14,062,302.24
Class A4                                         7,265,231.84
                                             ----------------
     Total                                      43,565,090.69

Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Outstanding Principal Balance
Class A1                                        54,317,877.88
Class A2                                       429,000,000.00
Class A3                                       407,000,000.00
Class A4                                       209,038,000.00
                                             ----------------
     Total                                   1,099,355,877.88

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                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2000-B Owner Trust
             As of and for the six months ended March 31, 2001


Credit Loss Amounts
Cumulative Credit Loss Amounts                   1,747,281.71
Reimbursed Credit Loss Amounts                   1,747,281.71

Principal Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Interest Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Servicing Fee                                    7,711,655.44

Payments Ahead                                   2,157,187.52
Change in Payments Ahead from the
     previous year - increase/(decrease)         2,157,187.52
Servicer Advances                                4,540,398.76
Change in Servicer Advances from
     previous year - increase/(decrease)         4,540,398.76

Reserve Fund                                     8,572,651.56
Cumulative Withdrawals from the Reserve Fund             0.00
Amounts Reimbursed to the Reserve Fund                   0.00